Exhibit 10.1
FIRST LETTER AMENDMENT
Dated as of February 10, 2005
Citicorp North America, Inc.,
as Administrative Agent
2 Penns Way
Suite 200
New Castle, Delaware 19720
     Re: Great Wolf Resorts — Revolving Credit Facility
Ladies and Gentlemen:
     Reference is made to the Revolving Credit Agreement, dated as of December 20, 2004, among GWR Operating Partnership, L.L.L.P. (the “Borrower”), Great Wolf Resorts, Inc. (“Parent Guarantor”) and the subsidiaries of the Borrower listed therein as subsidiary guarantors, or added thereto pursuant to execution of a Guaranty Supplement, as guarantors, Citicorp North America, Inc. (“CNAI”), as administrative agent (the “Administrative Agent”), the financial institutions identified therein as lender parties (the “Lender Parties”), CNAI, as collateral agent for the Lender Parties, Société Générale, as syndication agent, Calyon New York Branch (“Calyon”), as documentation agent, and Citigroup Global Markets Inc., SG Americas Securities, LLC and Calyon, as joint lead arrangers and joint book running managers (the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Credit Agreement.
     It is hereby agreed by you and us that the Credit Agreement is, effective as of the date of this First Letter Amendment (this “First Letter Amendment”), amended as follows:
A.	Certain Defined Terms. Section 1.01 of the Credit Agreement is hereby amended as follows:
1.	The definition of “Excluded Subsidiary” is amended in its entirety to read as follows:
     “Excluded Subsidiary” at any time means (a) any direct or indirect Subsidiary of the Borrower that is unable, or pursuant to Section 5.01(j)(ii) will become unable, to guaranty the Obligations of the Loan Parties under the Loan Documents at such time because it is or will be party to one or more Excluded Subsidiary Agreements that prohibit such Excluded Subsidiary from entering into the Guaranty set forth in Article VII or a Guaranty Supplement, (b) any Limited Subsidiary and (c) the Preferred Securities Trust.
2.	The following new definitions are inserted therein in proper alphabetical order:
     “Junior Subordinated Securities” shall mean those certain junior subordinated securities issued, in one of more tranches, by Parent Guarantor to the Preferred Securities Trust, which securities shall be expressly subordinated and subject in right of payment to all other indebtedness of Parent Guarantor.
     “Preferred Securities Trust” shall mean one or more trusts established in connection with the issuance of the Trust Preferred Securities pursuant to a trust agreement.
     “Trust Preferred Securities” shall mean any preferred securities issued by the Preferred Securities Trust.
B.	Debt Covenant. Section 5.02(b) of the Credit Agreement is hereby amended by striking the word “and” at the end of clause (vii) thereof, replacing “.” with “; and” at the end of clause (viii) thereof, and inserting the following new clause (ix) thereto:
     “(ix) Junior Subordinated Securities issued by the Parent Guarantor in an aggregate principal amount not to exceed $50,000,000 which are not secured by any Liens and the corresponding Trust Preferred Securities issued by the Preferred Securities Trust.”

C.	Investments Covenant. Section 5.02(f) of the Credit Agreement is hereby amended by striking the word “and” at the end of clause (vii) thereof, replacing “.” with “; and” at the end of clause (viii) thereof, and inserting the following new clause (ix) thereto:
     “(ix) Investments by the Parent Guarantor in the Preferred Securities Trust solely to the extent necessary to facilitate the issuance of Trust Preferred Securities.”
D.	Negative Pledge Covenant. Section 5.02(m) of the Credit Agreement is hereby amended by replacing “or” with “,” at the end of clause (ii) thereof and inserting the following new clause (iii) thereto:
     “with respect to the Preferred Securities Trust, pursuant to any loan documentation governing the issuance of Trust Preferred Securities permitted under Section 5.02(b)(ix),”
E.	Excluded Subsidiaries Covenant. Section 5.02(o) of the Credit Agreement is hereby amended by inserting the following new phrase at the end of clause (ii) thereof (immediately after the word “except” and before “(x)”):
     “(w) in the case of the Preferred Securities Trust only, in connection with the incurrence by such Excluded Subsidiary of Trust Preferred Securities permitted under Section 5.02(b)(ix),”
     This First Letter Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of (i) this First Letter Amendment executed by the Borrower, the Administrative Agent and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this First Letter Amendment and (ii) the consent attached hereto executed by each Guarantor. This First Letter Amendment is subject to the provisions of Section 9.01 of the Credit Agreement. The Borrower represents that the factual matters described herein are true and correct as of the date hereof.
     The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this First Letter Amendment and any instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.
     On and after the effectiveness of this First Letter Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this First Letter Amendment.
     The Credit Agreement (as specifically amended by this First Letter Amendment), the Notes and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this First Letter Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any of the Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents.
     If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of this First Letter Amendment to Thomas S. Hornbaker, Esq., of Shearman & Sterling LLP by facsimile (646-848-8124), with six duplicate originals by overnight courier.
     This First Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this First Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this First Letter Amendment.

     This First Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

GWR OPERATING PARTNERSHIP, L.L.L.P.

By:	GWR OP General Partner, LLC, its General Partner

	By:	GREAT WOLF RESORTS, INC., its sole member

		By:	/s/ J. Michael Schroeder

Name: J. Michael Schroeder
Title: General Counsel and Corporate Secretary
GWR – First Letter Amendment
(Signatures continued on next page)

Agreed as of the date first above written:

CITICORP NORTH AMERICA, INC.,
as Administrative Agent and as a Lender

By:	/s/ Blake R. Gronich

Name: Blake R. Gronich
Title: Vice President

SOCIÈTÈ GÈNÈRALE,
as a Lender

By:	/s/ Thomas K. Day

Name: Thomas K. Day
Title: Managing Director

CALYON NEW YORK BRANCH,
as a Lender

By:	/s/ Bruno Delloor

Name: Bruno Delloor
Title: Director

By:	/s/ David Bowers

Name: David Bowers
Title: Director

GWR – First Letter Amendment

CONSENT
Dated as of February 10, 2005
     Each of the undersigned, as Guarantor under the Guaranty set forth in Article VII of the Revolving Credit Agreement dated as of December 20, 2004, in favor of the Administrative Agent, for its benefit and the benefit of the Lender Parties party to the Revolving Credit Agreement referred to in the foregoing First Letter Amendment, hereby consents to such First Letter Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such First Letter Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such First Letter Amendment, each reference in the Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified by such First Letter Amendment.

GREAT WOLF RESORTS, INC.

By:	/s/ J. Michael Schroeder

Name: J. Michael Schroeder
Title: General Counsel and Corporate Secretary

GREAT BEAR LODGE OF SANDUSKY, LLC

By:	GWR OPERATING PARTNERSHIP, L.L.L.P., its sole member

	By:	GWR OP GENERAL PARTNER, LLC,
its general partner

		By:	GREAT WOLF RESORTS, INC.,
its sole member

			By:	/s/ J. Michael Schroeder

Name: J. Michael Schroeder
Title: General Counsel and
Corporate Secretary

GREAT BEAR LODGE OF WISCONSIN DELLS, LLC

By:	GWR OPERATING PARTNERSHIP, L.L.L.P., its sole member

	By:	GWR OP GENERAL PARTNER, LLC, its
general partner

		By:	GREAT WOLF RESORTS, INC., its
sole member

			By:	/s/ J. Michael Schroeder

Name: J. Michael Schroeder
Title: General Counsel and
Corporate Secretary

GREAT LAKES SERVICES, LLC

By:	GWR OPERATING PARTNERSHIP, L.L.L.P.,
its sole member

	By:	GWR OP GENERAL PARTNER, LLC, its
general partner

		By:	GREAT WOLF RESORTS, INC., its
sole member

			By:	/s/ J. Michael Schroeder

Name: J. Michael Schroeder
Title: General Counsel and
Corporate Secretary

GREAT WOLF LODGE OF KANSAS CITY, LLC

By:	GWR OPERATING PARTNERSHIP, L.L.L.P., its sole
member

	By:	GWR OP GENERAL PARTNER, LLC, its
general partner

		By:	GREAT WOLF RESORTS, INC., its sole
member

			By:	/s/ J. Michael Schroeder

Name: J. Michael Schroeder
Title: General Counsel and
Corporate Secretary

GREAT WOLF LODGE OF TRAVERSE CITY, LLC

By:	GWR OPERATING PARTNERSHIP, L.L.L.P., its sole
member

	By:	GWR OP GENERAL PARTNER, LLC, its
general partner

		By:	GREAT WOLF RESORTS, INC.,
its sole member

			By:	/s/ J. Michael Schroeder

Name: J. Michael Schroeder
Title: General Counsel and
Corporate Secretary

GLGB MANAGER III, LLC

By:	GWR OPERATING PARTNERSHIP, L.L.L.P., its sole
member

	By:	GWR OP GENERAL PARTNER, LLC, its
general partner

		By:	GREAT WOLF RESORTS, INC., its
sole member

			By:	/s/ J. Michael Schroeder

Name: J. Michael Schroeder
Title: General Counsel and
Corporate Secretary

GWR MICHIGAN, LLC

By:	GWR OPERATING PARTNERSHIP, L.L.L.P., its sole
member

	By:	GWR OP GENERAL PARTNER, LLC,
its general partner

		By:	GREAT WOLF RESORTS, INC.,
its sole member

			By:	/s/ J. Michael Schroeder

Name: J. Michael Schroeder
Title: General Counsel and
Corporate Secretary

NIAGARA GLENVIEW TENT & TRAILER PARK
COMPANY

By:	/s/ J. Michael Schroeder

Name: J. Michael Schroeder
Title: Secretary
GWR – First Letter Amendment

SECOND LETTER AMENDMENT
Dated as of April 25, 2005
Citicorp North America, Inc.,
as Administrative Agent
2 Penns Way
Suite 200
New Castle, Delaware 19720
     Re: Great Wolf Resorts — Revolving Credit Facility
Ladies and Gentlemen:
     Reference is made to the Revolving Credit Agreement, dated as of December 20, 2004, among GWR Operating Partnership, L.L.L.P. (the “Borrower”), Great Wolf Resorts, Inc. (“Parent Guarantor”) and the subsidiaries of the Borrower listed therein as subsidiary guarantors, or added thereto pursuant to execution of a Guaranty Supplement, as guarantors, Citicorp North America, Inc. (“CNAI”), as administrative agent (the “Administrative Agent”), the financial institutions identified therein as lender parties (the “Lender Parties”), CNAI, as collateral agent for the Lender Parties, Société Générale;, as syndication agent, Calyon New York Branch (“Calyon”), as documentation agent, and Citigroup Global Markets Inc., SG Americas Securities, LLC and Calyon, as joint lead arrangers and joint book running managers, which Revolving Credit Agreement was amended by that certain First Letter Amendment, dated as of February 10, 2005, among the parties thereto (as so amended, the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Credit Agreement.
     It is hereby agreed by you and us that the Credit Agreement is, effective as of the date of this Second Letter Amendment (this “Second Letter Amendment”), amended as follows:
A.	Certain Defined Terms. Section 1.01 of the Credit Agreement is hereby amended as follows:
1.	The definition of “Excluded Subsidiary” is amended in its entirety to read as follows:
     “Excluded Subsidiary” at any time means (a) any direct or indirect Subsidiary of the Borrower that is unable, or pursuant to Section 5.01(j)(ii) will become unable, to guaranty the Obligations of the Loan Parties under the Loan Documents at such time because it is or will be party to one or more Excluded Subsidiary Agreements that prohibit such Excluded Subsidiary from entering into the Guaranty set forth in Article VII or a Guaranty Supplement, (b) any Limited Subsidiary and (c) any Preferred Securities Trust.
2.	The following new definitions are inserted therein in proper alphabetical order:
     “Junior Subordinated Securities” shall mean those certain junior subordinated securities issued, in one of more tranches, by Parent Guarantor to a Preferred Securities Trust, pursuant to documentation reasonably satisfactory to the Administrative Agent (provided that the Administrative Agent confirms that documentation substantially in the form of the documentation relating to the Junior Subordinated Securities outstanding as of the date hereof shall be deemed satisfactory to the Administrative Agent), which securities shall be expressly subordinated and subject in right of payment to all other indebtedness of Parent Guarantor.
     “Preferred Securities Trust” shall mean one or more trusts established in connection with the issuance of any Trust Preferred Securities pursuant to a trust agreement reasonably satisfactory to the Administrative Agent (provided that the Administrative Agent confirms that a trust agreement substantially in the form of the agreement relating to the Preferred Securities Trust(s) existing on the date hereof shall be deemed satisfactory to the Administrative Agent).
     “Trust Preferred Securities” shall mean any preferred securities issued by a Preferred Securities Trust.
B.	Debt Covenant. Section 5.02(b)(ix) of the Credit Agreement is hereby amended in its entirety to read as follows:

     “(ix) Junior Subordinated Securities issued by the Parent Guarantor in an aggregate principal amount not to exceed $150,000,000 which are not secured by any Liens and the corresponding Trust Preferred Securities issued by a Preferred Securities Trust.”
C.	Investments Covenant. Section 5.02(f)(ix) of the Credit Agreement is hereby amended in its entirety to read as follows:
     “(ix) Investments by the Parent Guarantor in a Preferred Securities Trust solely to the extent necessary to facilitate the issuance of Trust Preferred Securities.”
D.	Negative Pledge Covenant. Section 5.02(m)(iii) of the Credit Agreement is hereby amended in its entirety to read as follows:
     “with respect to a Preferred Securities Trust, pursuant to any loan documentation governing the issuance of Trust Preferred Securities permitted under Section 5.02(b)(ix),”
E.	Excluded Subsidiaries Covenant. Clause (ii)(w) of Section 5.02(o) of the Credit Agreement is hereby amended in its entirety to read as follows:
     “(w) in the case of a Preferred Securities Trust only, in connection with the incurrence by such Excluded Subsidiary of Trust Preferred Securities permitted under Section 5.02(b)(ix),”
F.	Maximum Leverage Ratio Covenant. Clause (i) of Section 5.04(a) of the Credit Agreement is hereby amended by inserting at the end thereof (after the table) the following new proviso:
     “; provided, however, that the correlative ratio for the fiscal quarter ending June 30, 2005 shall be 5.90:1.00.”
     This Second Letter Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of (i) this Second Letter Amendment executed by the Borrower, the Administrative Agent and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Second Letter Amendment and (ii) the consent attached hereto executed by each Guarantor. This Second Letter Amendment is subject to the provisions of Section 9.01 of the Credit Agreement. The Borrower represents that the factual matters described herein are true and correct as of the date hereof.
     The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Second Letter Amendment and any instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.
     On and after the effectiveness of this Second Letter Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Second Letter Amendment.
     The Credit Agreement (as specifically amended by this Second Letter Amendment), the Notes and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Second Letter Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any of the Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents.
     If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of this Second Letter Amendment to Thomas S. Hornbaker, Esq., of Shearman & Sterling LLP by facsimile (646-848-8124), with six duplicate originals by overnight courier.
     This Second Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Second Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Second Letter Amendment.

     This Second Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

GWR OPERATING PARTNERSHIP, L.L.L.P.

By:	GWR OP General Partner, LLC, its General Partner

	By:	GREAT WOLF RESORTS, INC., its sole member

		By:	/s/ James A. Calder

Name: James A. Calder
Title: Chief Financial Officer

Agreed as of the date first above written:

CITICORP NORTH AMERICA, INC.,
as Administrative Agent and as a Lender

By:	/s/ Blake R. Gronich

Name: Blake R. Gronich
Title: Vice President

SOCIÈTÈ GÈNÈRALE,
as a Lender

By:	/s/ Jerry Parisi

Name: Jerry Parisi
Title: MANAGING DIRECTOR

CALYON NEW YORK BRANCH,
as a Lender

By:	/s/ David Bowers

Name: David Bowers
Title: Director

By:	/s/ Jan Hazelton

Name: Jan Hazelton
Title: Director

GWR – Second Letter Amendment

CONSENT
Dated as of April 25, 2005
     Each of the undersigned, as Guarantor under the Guaranty set forth in Article VII of the Revolving Credit Agreement dated as of December 20, 2004 (as amended by that certain First Letter Agreement, dated as of February 10, 2005), in favor of the Administrative Agent, for its benefit and the benefit of the Lender Parties party to the Revolving Credit Agreement, as heretofore amended, referred to in the foregoing Second Letter Amendment, hereby consents to such Second Letter Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Second Letter Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Second Letter Amendment, each reference in the Guaranty to the “Credit Agreement”, “thereunder”, “thereof or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified by the First Letter Amendment and such Second Letter Amendment.

GREAT WOLF RESORTS, INC.

By:	/s/ James A. Calder

Name: James A. Calder
Title: Chief Financial Officer

GREAT BEAR LODGE OF SANDUSKY, LLC

By:	GWR OPERATING PARTNERSHIP, L.L.L.P., its sole
member

	By:	GWR OP GENERAL PARTNER, LLC,
its general partner

		By:		GREAT WOLF RESORTS,
INC., its sole member

			By:	/s/ James A. Calder

Name: James A. Calder
Title: Chief Financial Officer

GREAT BEAR LODGE OF WISCONSIN DELLS, LLC

By:	GWR OPERATING PARTNERSHIP, L.L.L.P., its sole
member

	By:	GWR OP GENERAL PARTNER, LLC, its
general partner

		By:		GREAT WOLF RESORTS, INC., its sole member

		By:		/s/ James A. Calder

Name: James A. Calder
Title: Chief Financial Officer

GREAT LAKES SERVICES, LLC

By:	GWR OPERATING PARTNERSHIP, L.L.L.P.,
its sole member

	By:	GWR OP GENERAL PARTNER, LLC, its
general partner

	By:	GREAT WOLF RESORTS, INC., its sole member

			By:	/s/ James A. Calder

Name: James A. Calder
Title: Chief Financial Officer

GREAT WOLF LODGE OF KANSAS CITY, LLC

By:	GWR OPERATING PARTNERSHIP, L.L.L.P., its sole
member

	By:	GWR OP GENERAL PARTNER, LLC, its
general partner

		By:	GREAT WOLF RESORTS, INC., its sole
member

			By:	/s/ James A. Calder

Name: James A. Calder
Title: Chief Financial Officer

GREAT WOLF LODGE OF TRAVERSE CITY, LLC

By:	GWR OPERATING PARTNERSHIP, L.L.L.P., its sole
member

	By:	GWR OP GENERAL PARTNER, LLC, its
general partner

		By:	GREAT WOLF RESORTS, INC., its sole member

		By:	/s/ James A. Calder

Name: James A. Calder
Title: Chief Financial Officer

GLGB MANAGER III, LLC

By:	GWR OPERATING PARTNERSHIP, L.L.L.P., its sole member

	By:	GWR OP GENERAL PARTNER, LLC, its general partner

		By:	GREAT WOLF RESORTS, INC., its sole member

			By:	/s/ James A. Calder

Name: James A. Calder
Title: Chief Financial Officer

GWR MICHIGAN, LLC

By:	GWR OPERATING PARTNERSHIP, L.L.L.P., its sole member

	By:	GWR OP GENERAL PARTNER, LLC, its general partner

	By:	GREAT WOLF RESORTS, INC., its sole member

			By:	/s/ James A. Calder

Name: James A. Calder
Title: Chief Financial Officer

NIAGARA GLENVIEW TENT & TRAILER PARK COMPANY

By:	/s/ James A. Calder

Name: James A. Calder
Title: Chief Financial Officer
GWR – Second Letter Amendment